SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                          F O R M  8-K
                          AMENDMENT NO. 1

                          Current Report
                 Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934




Date of Report April 20, 2000
(Date of Earliest event reported) (September 3, 1998)

	BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)


	Delaware
(State or other jurisdiction of incorporation)


	0-26200	04-3208648
(Commission File Number)	(IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	02108-4406
(Address of principal executive offices)	(Zip Code)


Registrant's telephone number, including area code
(617) 624-8900

	None
 (Former name or former address, if changed since last report)



Item 5.  Other Events

	This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated February 2, 2000 and filed on February 3, 2000 to (i) correct the amount of the total compensation received by the Builder for the renovation of the Apartment Complex (as included in the last paragraph of Item 5 of said Form 8-K) with $362,000 and (ii) include as an exhibit the Development Agreement to which the Operating Partnership paid the Construction and Development Fee referred to in the fourteenth paragraph of Item 5 of said Form 8-K.

Item 7.  Exhibits
Page
       (c) Exhibits.
(2)    (c) Development Agreement for Lake City Limited
Partnership


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  April 20, 2000


BOSTON CAPITAL TAX CREDIT
FUND IV L.P.


By:	Boston Capital
Associates
IV L.P.,
	its General Partner

By:	C&M Associates, d/b/a
Boston Capital
Associates,
 Its General Partner

By: /s/ Herbert Collins
    Herbert F. Collins,
    Partner


                     DEVELOPMENT AGREEMENT


	THIS DEVELOPMENT AGREEMENT (hereinafter referred to as the "Agreement") is made effective as of the ___ day of ______, 19 ___ by and between Home Properties of New York, L.P. a New York limited partnership (hereinafter referred to as the "Developer") and Lake City Limited Partnership, a Pennsylvania limited partnership (hereinafter referred to as the "Partnership").

                         WITNESSETH:

	WHEREAS, the Partnership has the right to purchase certain unimproved real property in Lake City, Pennsylvania, and more fully described in Exhibit "A" attached hereto and made a part hereof by reference
(hereafter referred to as the "Property"); and

	WHEREAS, the Partnership desires that the Developer assume responsibility for the improvement, development and construction of an apartment complex to be built on the Property (such improvements, including all appurtenances thereto collectively referred to as the "Project"), pursuant to the terms hereof; and

	WHEREAS, Developer is willing to accept such responsibility and to perform the duties contained herein in consideration of the compensation set forth herein;

	NOW, THEREFORE, for and in consideration of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

	1. Engagement of the Developer The Partnership does hereby engage the Developer, as developer, and the Developer hereby accepts such engagement as the developer for the Project and agrees to perform the duties set forth in Paragraph 2 of this Agreement.

	2. Development Duties The Developer hereby agrees to assume responsibility for and faithfully perform, or cause to be performed, the improvement, development and construction of the Project to be building on the Property, including the installation of all materials, fixtures, appliances and equipment on the Property in accordance with the plans and specifications from time to time agreed to between the Developer and the Partnership, including but in no way limited to:

a) Preparation of specific plans and specifications for site improvements, roads, utilities, recreational facilities, buildings and other improvements, when required;

b) Preparation of detailed budget projections for the cost of construction and development of the Project as are required from time to time;
c) Obtaining all necessary governmental approvals and permits:
d) Negotiation of contracts with architects, contractors, vendors, and other suppliers and services utilized in the design, construction and development of Project;
e) Supervision of performance of architects, contractors, vendors and other suppliers and services utilized in construction of the Project;
f) Review of invoices for payment of architects, contractors, subcontractors, vendors and other suppliers and services for the Project;
g) Maintenance of financial records and preparation of periodic updating and revision of cost projections;
h) Reporting to the Partnership monthly regarding progress of construction of the project;
i) Ensure that all contractors, subcontractors, vendors and other suppliers have adequate general liability insurance and workmen's compensation insurance, and that all performance bonds are in force and legally effective in all respects;
j) Negotiate and engage, on behalf and with the approval of the Partnership, all attorneys, accountants, and other professionals to handle all legal, accounting or other matters in connection with the development of the Project;
k) Negotiating and arranging financing for and syndication of the Project; and
l) Perform all other duties, upon written request of the Partnership, which are reasonable related to the improvement, construction, or development of the Project.
3. Compensation and Reimbursement of the Developer.
As compensation for the performance of all of its duties hereunder, the Developer shall be entitled to a development fee (the "Developer Fee") in the total amount of Fifty-four
Thousand Three Hundred Thirteen and 00/100 Dollars
($54,313.00), earned by Developer and payable in accordance with Exhibit "B" attached hereto and made a part hereof, but not later than completion of the Project and issuance of a certificate of occupancy for all units thereof
(hereinafter referred to as the "Completion Date".)

	The Partnership shall further reimburse the Developer on a monthly basis for any and all amounts disbursed by the Developer on behalf of the Partnership, including, but not limited to, all direct and indirect costs for labor and materials incurred in the construction and development of the Project and all amounts paid for taxes, utilities, assessments and the like on behalf of the Partnership; provided however, that nothing in this Agreement shall obligate Developer to make such payments, it being the intent of the parties that such costs will be the responsibility of the Partnership.

	4.	Term of Engagement  The engagement of Developer
shall commence upon the effective date of this Agreement as first above written and shall continue until the last building constructed on the Property is place in service.
	5.	Performance of the Developer  While performing
its duties hereunder, the Developer shall diligently endeavor to protect the property rights and interests of the Partnership as vested in the Property and the Projects, to perform all of its duties hereunder in a good, diligent and workmanlike manner, to employ skilled agents, lawyers, accountants and to supervise them diligently; and to comply with all lows, ordinances, rules, regulations and orders of any public authority bearing on the performance of the Developer's duties. The Developer may engage in other development, construction and similar activities on its own behalf or for other entities; provided, however, that any such other activities do not interfere with the performance of its obligations hereunder.

	6.	Assignment  The Developer shall not assign this
Agreement in whole or in part without the consent of the partnership; provided however, that the Developer may employ such agents as it shall deem necessary in the performance of its duties contemplated hereunder.
Notwithstanding any such delegation, the Developer shall remain fully responsible for performance of its duties set out hereunder.

7.	Miscellaneous

		(a) At all times this Agreement shall inure to the benefit of and constitute a binding obligation upon each of the parties hereto and their respective successors and, where permitted, their assigns.

		(b)  All notices, consents, approvals,
acceptances and other communications given or made under this Agreement shall be in writing duly signed by the party giving or making the same, and shall be deemed to have been properly given or made if personally delivered or five (5) days after deposit in the United States certified mail, return receipt requested, addressed as follows (or any subsequent address provided to all parties):

	If to Developer:
  	Richard J. Crossed
			Home Properties of New York, L.P.
			850 Clinton Square
			Rochester, New York  14604

	If to Partnership:
C. Terence Butwid
			Lake City Limited Partnership
			% Home Properties of New York, L.P.
			850 Clinton Square
			Rochester, New York  14604

		(c)	If any provision hereof is adjudged to be
invalid, the other provisions hereof shall be enforceable.

		(d)	This Agreement contains the entire
understanding between the parties and supersedes any prior understandings or agreements among them. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to any of the provisions of this Agreement which are not fully expressed and incorporated herein.

		(e)	This agreement may not be modified or
amended except with the written consent of all the Parties.

		(f)	This Agreement shall be governed by and
construed in accordance with the laws of the State of New
York.

		(g)	The relationship between Partnership and
Developer is that of independent contracting parties.  This
Agreement shall not in any manner construed as a joint venture or partnership.

		(h)	Section titles or captions contained in this
Agreement are inserted as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision thereof.

		(i)	All pronouns and any variation thereof shall
be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

		(j)	This Agreement may be signed by each party
hereto upon a separate copy, in which event all of said copies shall constitute a single counterpart of this Agreement. This Agreement may be executed in any number of counterparts and all of such counterparts shall for all purposes constitute one agreement, binding on the parties hereto.

  	IN WITNESS WHEREOF, the parties have hereunto set their hands effective as of the year and day first above written.

					DEVELOPER:

					Home Properties of New York, L.P.
					By:	Home Properties of New York,
 						Inc., its general partner

					By: /s/ Richard J. Crossed
						Richard J. Crossed
						its Executive Vice President

					PARTNERSHIP

					Lake City Limited Partnership
					BY:	Home Properties of New York,
     L.P., its general partner

					By: /s/ C. Terence Butwid
						C. Terence Butwid
						its Vice President
						Home Properties of New York,
      Inc., its general partner

                         EXHIBIT A



                         EXHIBIT B

          BREAKDOWN OF DEVELOPMENT FEE BENCHMARKS

                                    FEE
DEVELOPMENT SERVICES	           	  EARNED  COMPLETED

Preliminary Site Analysis           	0.0% 	3/97

Prepare Feasibility Analysis
of Apartment Complex                	0.0%	3/97

Apply for Low Income Housing
Tax Credits                       	10.0%	6/27/97

Receive and Satisfy Conditions
For Reservation and Allocation
of Low Income Housing Tax Credits 	10.0%	9/9/97

Establish and Implement Administrative
and Financial Controls for Design
and Construction of Apartment
Complex	                           0.0%	9/97

Evaluate and Determine Feasibility
of Various Construction Financing
Options	                           0.0%	9/97

Achieve Preliminary Site Plan and
Zoning Approvals                  	0.0%	10/97

Negotiate and Enter into
Architect's Contract, Construction
Contract, Engineer's Contract    	10.0%	10/97

Secure Proper Builder's Risk and
Liability Insurance Coverage for
Apartment Complex During the
Construction Period	              0.0%	N/A

Negotiate and Close Construction
Loan                            	10.0%	11/97

Obtain Building Permits and Other
Necessary Permits and commence
construction	                     0.0%	11/97

Completion of First Building     	0.0%	6/98

Completion of All Buildings     	60.0%	6/98


                    CERTIFICATION

       (To be completed at carryover if applicable)
	The parties hereby certify as of September 3, 1998, that the foregoing information, including the dates set forth at right, is true and accurate.

					DEVELOPER:

					Home Properties of New York, L.P.
					By:	Home Properties of New York,
     Inc., its general partner


 					By: /s/ Richard J. Crossed
						Richard J. Crossed
						its Executive Vice President


					PARTNERSHIP

					Lake City Limited Partnership
					By:	Home Properties of New York,
     L.P., its general partner

					By:  /s/ C. Terence Butwid
						C. Terence Butwid
						its Vice President
						Home Properties of New York,
      Inc., its general partner